UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 18, 2023

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of ON Semiconductor Corporation (the “Company”) was held on May 18, 2023. The proposals submitted to the stockholders of the Company at the Annual Meeting and the final voting results for each are set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2023.

(b) Proposal No. 1. The Company’s stockholders elected nine directors of the Company, each for a one-year term expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, or until the earlier time of their death, resignation or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Atsushi Abe	361,299,477	8,547,635	4,394,561	22,187,657
Alan Campbell	360,325,381	13,756,801	159,491	22,187,657
Susan K. Carter	362,768,407	11,324,648	148,618	22,187,657
Thomas L. Deitrich	360,938,964	13,143,020	159,689	22,187,657
Hassane El-Khoury	371,631,267	2,450,189	160,217	22,187,657
Bruce E. Kiddoo	370,833,064	3,249,414	159,195	22,187,657
Paul A. Mascarenas	309,194,006	64,888,015	159,652	22,187,657
Gregory Waters	370,153,668	3,930,201	157,804	22,187,657
Christine Y. Yan	358,905,987	15,186,141	149,545	22,187,657

Proposal No. 2. The Company’s stockholders approved the advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers (“Say-on-Pay”), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
351,278,994	22,711,403	251,276	22,187,657

Proposal No. 3. A majority of the Company’s stockholders voted, on an advisory (non-binding) basis, for the Company to hold future Say-on-Pay votes every one year, as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
368,942,204	179,443	4,942,494	177,532	22,187,657

Proposal No. 4. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, as set forth below:

Votes For	Votes Against	Abstentions
374,903,663	21,391,223	134,444

(d) Based on the voting results of Proposal No. 3 as disclosed above and consistent with its voting recommendation, the board of directors of the Company has determined that the Company will continue to hold a Say-on-Pay vote every one year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: May 19, 2023	By:	/s/ PAMELA L. TONDREAU
Pamela L. Tondreau Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary